SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 5, 2006

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

333 South Grand Avenue, Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11
EXHIBIT 99.1

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On January 5, 2006, Maguire Macquarie-Cerritos I, LLC, a wholly owned subsidiary of Maguire Macquarie Office, LLC, a joint venture described below in Section 2.01, completed a $95.0 million, ten-year mortgage refinancing with LaSalle Bank National Association for Cerritos Corporate Center, bearing interest at a fixed rate of 5.71% with a maturity date of February 1, 2016. The refinancing was evidenced by a deed of trust and guaranty, filed with this report on Form 8-K, and related loan documents.

The new mortgage loan is interest only for the first sixty months and becomes interest plus principal beginning the sixty-first month and thereafter during the term of the loan. The loan may be defeased at any time after the earlier of a) three years after the full funding of the loan or b) two years after loan securitization on thirty days prior written notice to LaSalle Bank National Association. The loan may be prepaid during the last six months of its term without penalty. However, if the loan has been defeased, it may not be prepaid prior to the maturity date.

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 5, 2006, Maguire Properties, Inc. (together with its subsidiaries, the “Company”), a real estate investment trust, and Macquarie Office Trust (together with its subsidiaries, “MOF”), an Australian listed property trust, completed a series of transactions that resulted in their joint venture, Maguire Macquarie Office, LLC (the “JV”), holding the following six properties:

Properties	Location	Occupancy (as of 12/31/05)	Rentable Square Feet

One California Plaza	Los Angeles, CA	88%	984,363
Cerritos Corporate Center	Cerritos, CA	100%	326,535
Washington Mutual Campus	Irvine, CA	100%	414,595
San Diego Tech Center	San Diego, CA	96%	643,586
Wells Fargo Center	Denver, CO	89%	1,201,380
Stadium Gateway	Anaheim, CA	100%	272,826
Total			3,843,285

As previously reported, on October 26, 2005, the Company and MOF entered into definitive agreements to form the JV to own, operate and acquire office properties principally located in Southern California. The Company is responsible for all day-to-day operations of the JV. The Company is entitled to fees from the JV for asset management, property management, leasing, construction management, acquisitions, dispositions and financing. Additionally, the Company is entitled to outperformance distributions based on future performance.

On November 4, 2005, the Company contributed to the JV, One California Plaza, with a gross contribution value of $325.0 million (subject to $146.25 million of mortgage debt). In exchange, the Company received a promissory note issued by the JV in the principal amount of $65.0 million and a 95% interest in the JV. Concurrently, MOF contributed to the JV $5,986,842 in cash and received a 5% interest in the JV. On January 5, 2006, the following additional transactions were completed:

•	The Company sold Cerritos Corporate Center to MOF for $101.0 million in cash.

•
The Company contributed to the JV, Washington Mutual Campus, San Diego Tech Center and Wells Fargo Center, with gross contribution values of $151.0 million, $183.0 million and $355.0 million, respectively (net of mortgage debt of $106.0 million, $133.0 million and $276.0 million, respectively).

•	MOF contributed to the JV, Cerritos Corporate Center and Stadium Gateway, with gross contribution values of $101.0 million and $80.0 million, respectively.

•	MOF contributed $122,413,158 in cash to the JV.

•	The JV repaid the $65.0 million note that was issued on November 4, 2005.

•	The JV incurred mortgage debt of $95.0 million secured by Cerritos Corporate Center.

On January 6, 2006, the JV incurred mortgage debt of $52.0 million secured by Stadium Gateway, and distributed $210.3 million to the Company. Upon completion of these transactions, the Company's interest in the JV was reduced to 20% and MOF's interest increased to 80%. The aggregate gross asset value of the initial JV portfolio of six assets is approximately $1.195 billion, and the formation of the JV generated net proceeds to the Company of approximately $350.0 million.

Section 7	Regulation FD Disclosure

Item 7.01	Regulation FD Disclosure.

On January 6, 2006, the Company issued a press release announcing the closing of the transaction described in Item 2.01 above. A copy of that press release is attached hereto as Exhibit 99.1. The information in the press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Limited Liability Company Agreement of Maguire Macquarie Office, LLC, dated as of October 26, 2005, by and between Macquarie Office II LLC and Maguire Properties, L.P.

10.2
First Amended and Restated Limited Liability Company Agreement of Maguire Macquarie Office, LLC, dated as of January 5, 2006, by and among Maguire MO Manager, LLC, Macquarie Office II LLC and Maguire Properties, L.P.

10.3	Contribution and Investment Agreement, dated as of October 26, 2005, among Maguire Properties, L.P., Macquarie Office II LLC and Maguire Macquarie Office, LLC.

10.4	Purchase and Sale Agreement (Cerritos Corporate Center), dated as of October 26, 2005, between Macquarie Office II LLC, and Maguire Properties, L.P.

10.5	Contribution Agreement (Cerritos Corporate Center I and II), dated as of October 26, 2005, between Macquarie Office II LLC and Maguire Macquarie Office, LLC.

10.6	Contribution Agreement (Stadium Gateway), dated as of October 26, 2005, among Maguire Properties, L.P, Macquarie Office II LLC and Maguire Macquarie Office, LLC.

10.7	Income Target Agreement, dated as of January 5, 2005, by and among Maguire MO Manager, LLC, Macquarie Office II LLC, Maguire Properties, L.P. and Maguire Macquarie Office, LLC.

10.8	Right of First Opportunity Agreement, dated as of January 5, 2005, by and between Macquarie Office Management Limited and Maguire Properties, L.P.

10.9	Leasehold Deed of Trust, Security Agreement and Fixture Filing, dated as of January 5, 2006, by Maguire Macquarie - Cerritos I, LLC to First American Title Insurance Company.

10.10	Guaranty, dated as of January 5, 2006, by Maguire Macquarie Office, LLC for the benefit of LaSalle Bank National Association.

10.11	Contribution Agreement, dated as of January 5, 2006, by and between Maguire Properties, L.P. and Maguire Macquarie Office, LLC.

99.1	Press Release dated January 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Dallas E. Lucas
Dallas E. Lucas
Executive Vice President and Chief Financial Officer

Dated: January 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Limited Liability Company Agreement of Maguire Macquarie Office, LLC, dated as of October 26, 2005, by and between Macquarie Office II LLC and Maguire Properties, L.P.

10.2
First Amended and Restated Limited Liability Company Agreement of Maguire Macquarie Office, LLC, dated as of January 5, 2006, by and among Maguire MO Manager, LLC, Macquarie Office II LLC and Maguire Properties, L.P.

10.3	Contribution and Investment Agreement, dated as of October 26, 2005, among Maguire Properties, L.P., Macquarie Office II LLC and Maguire Macquarie Office, LLC.

10.4	Purchase and Sale Agreement (Cerritos Corporate Center), dated as of October 26, 2005, between Macquarie Office II LLC, and Maguire Properties, L.P.

10.5	Contribution Agreement (Cerritos Corporate Center I and II), dated as of October 26, 2005, between Macquarie Office II LLC and Maguire Macquarie Office, LLC.

10.6	Contribution Agreement (Stadium Gateway), dated as of October 26, 2005, among Maguire Properties, L.P, Macquarie Office II LLC and Maguire Macquarie Office, LLC.

10.7	Income Target Agreement, dated as of January 5, 2005, by and among Maguire MO Manager, LLC, Macquarie Office II LLC, Maguire Properties, L.P. and Maguire Macquarie Office, LLC.

10.8	Right of First Opportunity Agreement, dated as of January 5, 2005, by and between Macquarie Office Management Limited and Maguire Properties, L.P.

10.9	Leasehold Deed of Trust, Security Agreement and Fixture Filing, dated as of January 5, 2006, by Maguire Macquarie - Cerritos I, LLC to First American Title Insurance Company.

10.10	Guaranty, dated as of January 5, 2006, by Maguire Macquarie Office, LLC for the benefit of LaSalle Bank National Association.

10.11	Contribution Agreement, dated as of January 5, 2006, by and between Maguire Properties, L.P. and Maguire Macquarie Office, LLC.

99.1	Press Release dated January 6, 2006.